Tax on Profit/(Loss) for the Year and Deferred Tax	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Tax on Profit/(Loss) for the Year and Deferred Tax
Note 10—Tax on Profit/(Loss) for the Year and Deferred Tax

	2020	2019	2018
	(EUR’000)
Tax on profit/(loss) for the year:
Current tax (expense)/income	219	234	394

	219	234	394

Tax for the year can be explained as follows:
Profit/(loss) before tax	(419,174)	(218,250)	(130,491)
Tax at the Danish corporation tax rate of 22%	92,218	48,015	28,708
Tax effect of:
Non-deductible costs	(11,815)	(8,249)	(4,327)
Additional tax deductions	24,564	10,875	4,074
Impact from associate	(1,326)	(1,680)	(2,383)
Other effects including effect of different tax rates	2,673	1,602	143
Deferred tax asset, not recognized	(106,095)	(50,329)	(25,821)

Tax on profit/(loss) for the year	219	234	394

Effective tax rate	(0.05)%	(0.11)%	(0.30)%

	2020	2019	2018
	(EUR’000)
Specification of Deferred Tax Assets
Tax deductible losses	227,234	123,234	74,120
Other temporary differences	7,726	5,631	4,416
Deferred tax asset, not recognized	(234,960)	(128,865)	(78,536)

Total Deferred Tax Assets at December 31	0	0	0

No changes to deferred tax have been recognized in the consolidated statement of profit or loss for 2020, 2019 or 2018. Deferred tax assets have not been recognized in the consolidated statements of financial position due to uncertainty relating to future utilization. Deferred tax assets can be carried forward without timing limitations.
The Company had tax losses carried forward of €1,043.8 million and €560.2 million at December 31, 2020 and December 2019, respectively
.
 Tax losses can be carried forward infinitely, where certain limitations exist for amounts to be utilized each year. Under Danish tax legislation, tax losses may be partly refunded by the tax authorities to the extent such tax losses arise from research and development activities. For the year ended December 31, 2020, the jointly taxed Danish entities had a negative taxable income, and accordingly were entitled to a tax refund of approximately €0.7 million
for each of the years ended December 31, 2020, 2019 and 2018, respectively.

The Company is entitled to additional tax deductions, determined by annual warrants exercised by employees. For the year ended December 31, 2020, the Company was entitled to additional tax deductions of €
16.3
million, compared to €
10.2
million and €
3.5
million for the years ended December 31, 2019 and 2018, respectively. The Company is entitled to future tax deductions, which depends on the timing and amounts of warrant exercises, and accordingly, future additional tax deductions is subject to uncertainties. Please refer to Note 7 regarding descriptions of warrant programs.
The parent company Ascendis Pharma A/S is jointly taxed with its Danish subsidiaries. The current Danish corporation tax is allocated between the jointly taxed Danish companies in proportion to their taxable income (full absorption with refunds for tax losses). These companies are taxed under the on-account
tax scheme.